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                       SUPPLEMENT DATED OCTOBER 30, 1998
                      TO PROSPECTUS DATED OCTOBER 30, 1998
                               OF ING FUNDS TRUST

                           ING INTERMEDIATE BOND FUND
                            ING HIGH YIELD BOND FUND
                          ING INTERNATIONAL BOND FUND
                            ING MORTGAGE INCOME FUND

                                 CLASS X SHARES

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

ING Funds Trust is currently offering only three of the four funds listed in the Prospectus. These funds are the ING Intermediate Bond Fund, ING High Yield Bond Fund and ING International Bond Fund.

The ING Mortgage Income Fund, although listed in the Prospectus, is not being offered as of the date of this Supplement.

If you would like more information about ING Funds Trust call 877-INFO-ING or 877-463-6464.

                                  ING-FFSUPP-X